UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2016
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150, Atlanta, Georgia	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

_____________________ (Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Preferred Apartment Communities, Inc. ("PAC" or the "Company") was originally formed to primarily invest in multifamily communities and other multifamily related investments together with a lesser portion of its assets invested in non-multifamily related assets. As previously disclosed, on December 12, 2016, our Board of Directors suspended the 20% limit on non-multifamily assets in PAC's investment guidelines. The Company's Board of Directors will review and discuss the reinstatement of the 20% limit following a spinoff, sale or distribution of our grocery-anchored shopping centers, if and when any such transaction occurs.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. As a general matter, forward-looking statements reflect our current expectations and projections relating to our financial condition, results of operations, plans, guidance, goals, objectives, future performance and business. These statements may be identified by the use of forward-looking terminology such as "may," "will," "expects," "should," "plans," "estimates," "anticipates," "projects," "intends," "believes," "goals," "outlook" and similar expressions. The forward-looking statements contained in this Current Report on Form 8-K are based upon our historical performance, current plans, estimates, expectations and other factors we believe are appropriate under the circumstances. The inclusion of this forward-looking information is inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our spin off, sale or distribution of New Market; our business and investment strategy; our projected operating results; our guidance and goals; estimates relating to our ability to make distributions to our stockholders in the future; availability of qualified personnel; local and national market conditions and trends in our industry; demand for and lease-up of apartment homes, supply of competitive housing product, and other economic conditions; availability of debt and/or equity financing and availability on favorable terms; changes in our asset values; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and economic trends and economic recoveries. Additional discussions of risks, uncertainties and certain other important information appear in our publicly available filings made and to be made with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 14, 2016 and our Quarterly Reports on Form 10-Q filed with the SEC on May 9, 2016, August 9, 2016 and November 7, 2016, all under the headings "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations." All information in this release is as of February 15, 2017. The Company does not undertake a duty to update forward-looking statements, including its projected operating results. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company may, in its discretion, provide information in future public announcements regarding its outlook that may be of interest to the investment community.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: February 16, 2017	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Senior Vice President, General Counsel and Secretary